UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 18, 2006

SPRINT NEXTEL CORPORATION

(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2001 Edmund Halley Drive, Reston, Virginia	20191
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (703) 433-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On May 17, 2006, Sprint Nextel Corporation (the “Company”) completed the spin-off of its local communications business, now known as Embarq Corporation, which consisted primarily of the business that the Company had previously reported as the Local segment in its consolidated financial statements in prior periods. The Company distributed to its shareholders about 149 million shares of Embarq common stock and received net cash consideration and proceeds from the sale of Embarq senior notes totaling about $6.3 billion. As permitted by Statement of Financial Accounting Standards, or SFAS, No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, the results of operations, balance sheets and cash flows of this business in the Form 10-Q for the quarterly period ended June 30, 2006 were presented as discontinued operations for all periods presented.

The rules of the Securities and Exchange Commission (the “SEC”) require that when a registrant prepares, on or after the date a registrant reports a discontinued operation, a new registration, proxy or information statement (or amends a previously filed registration, proxy or information statement) that includes or incorporates by reference financial statements, the registrant must recast the prior period annual and relevant interim financial statements included or incorporated by reference in the registration, proxy or information statement to reflect the discontinued operation. Accordingly, we are filing this Form 8-K to recast our consolidated financial statements for each of the three years in the period ended December 31, 2005 and the three months ended March 31, 2006 and 2005, to reflect the presentation of our local communications business as discontinued operations. The updates do not represent a restatement of previously issued financial statements. The following recast information is presented in Exhibits 99.1, 99.2 and 99.3 to this Form 8–K and incorporated herein by reference:

•	Item 6, Selected Financial Data, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A, Quantitative and Qualitative Disclosures about Market Risk, and Item 8, Audited Consolidated Financial Statements.

•	Unaudited Interim Financial Statements, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 3, Quantitative and Qualitative Disclosures about Market Risk.

•	Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

Exhibit 99.1 does not reflect events occurring after the filing of the original Form 10-K for the year ended December 31, 2005, as amended (the “Form 10-K”), Exhibit 99.2 does not reflect events occurring after the filing of the original Form 10-Q for the quarterly period ended March 31, 2006 (the “First Quarter Form 10-Q”), and none of the Exhibits modify or update the disclosures in the Form 10-K and the First Quarter Form 10-Q, other than as required to reflect the changes in discontinued operations described above and set forth below. For example, this Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations in the Form 10-K or First Quarter Form 10-Q, other than as required to reflect the presentation of our local communications business as discontinued operations. Significant developments with respect to those disclosures, including trends relating to subscribers and average revenue per subscriber, as well as other changes to our business, have occurred and are described in subsequent filings with the SEC, including our Form 10-Q for the quarterly period ended June 30, 2006 and Current Reports on Form 8-K filed subsequently to the Form 10-K and the First Quarter Form 10-Q.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are filed with this report:

Exhibit No.	Description
15	Letter Re: Unaudited Interim Financial Information

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Item 6, Selected Financial Data, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A, Quantitative and Qualitative Disclosures about Market Risk, and Item 8, Consolidated Financial Statements and Schedule.

99.2	Interim Unaudited Consolidated Financial Statements, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 3, Quantitative and Qualitative Disclosures about Market Risk.

99.3	Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: September 18, 2006	By:	/s/ Michael T. Hyde
Michael T. Hyde
Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description
15	Letter Re: Unaudited Interim Financial Information

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

23.2	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm

99.1	Item 6, Selected Financial Data, Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 7A, Quantitative and Qualitative Disclosures about Market Risk, and Item 8, Consolidated Financial Statements and Schedule.

99.2	Interim Unaudited Consolidated Financial Statements, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Item 3, Quantitative and Qualitative Disclosures about Market Risk.

99.3	Ratios of Earnings to Combined Fixed Charges and Preferred Stock Dividends